© 2015 Chart Industries, Inc. All rights reserved. Chart Industries, Inc. Investor Presentation May 2015 Exhibit 99.1

© 2015 Chart Industries, Inc. All rights reserved. 2 Disclosure Forward-Looking Statements: This presentation includes “forward-looking statements” within the meaning of the Private Securities Litigation Reform Act of 1995. The use of words such as “may”, “might”, “should”, “will”, “expect”, “plan”, “anticipate”, “believe”, “estimate”, “project”, “forecast”, “outlook”, “intend”, “future”, “potential” or “continue”, and other similar expressions are intended to identify forward- looking statements. All of these forward-looking statements are based on estimates and assumptions by our management as of the date of this presentation that, although we believe to be reasonable, are inherently uncertain. Forward-looking statements involve risks and uncertainties that could cause the Company’s actual results or circumstances to differ materially from those expressed or implied by forward-looking statements. These risks and uncertainties include, among others, the following: the cyclicality of the markets that the Company serves and the vulnerability of those markets to economic downturns; a delay, significant reduction in or loss of purchases by large customers; a delay in the anticipated timing of LNG infrastructure build out or a delay or failure to receive possible large orders, including potential orders related to opportunities for LNG liquefaction facilities; fluctuations in energy prices; the potential for negative developments in the natural gas industry related to hydraulic fracturing; competition; changes in government energy policy or the failure of expected changes in policy to materialize; our ability to successfully manage our operational expansions; the modification or cancellation of orders in our backlog; challenges and uncertainties associated with efforts to acquire and integrate product lines or businesses; economic downturns and deteriorating financial conditions; potential future impairment of the Company's significant goodwill and other intangibles; our ability to manage our fixed-price contract exposure; our reliance on key suppliers and services; changes in government healthcare regulations and reimbursement policies; litigation and disputes involving the Company, including product liability, contract, warranty, intellectual property, employment and environmental claims; general economic, political, business and market risks associated with the Company's international operations and transactions; variability in operating results associated with unanticipated increases in warranty returns of Company products; loss of key employees and deterioration of employee or labor relations; fluctuations in foreign currency exchange and interest rates; financial distress of third parties; our ability to control our costs while maintaining customer relationships and core business resources; our ability to protect our intellectual property; the regulation of our products by the U.S. Food & Drug Administration and other governmental authorities; the pricing and availability of raw materials; technological security threats; the cost of compliance with environmental, health and safety laws; additional liabilities related to taxes; the impact of severe weather; changes in regulations governing the export of our products; and volatility and fluctuations in the price of the Company's stock. For a discussion of these and additional risks that could cause actual results to differ from those described in the forward-looking statements, see disclosure under Item 1A. “Risk Factors” in the Company’s most recent Annual Report on Form 10-K and other recent filings with the Securities and Exchange Commission, which should be reviewed carefully. Please consider the Company’s forward-looking statements in light of these risks. Any forward-looking statement speaks only as of its date. We undertake no obligation to publicly update or revise any forward- looking statement, whether as a result of new information, future events or otherwise, except as required by law.

© 2015 Chart Industries, Inc. All rights reserved. 3 #1 or #2 in all primary industries served $0.6B FY 2010 FY 2014 $1.1B Industry Leader With Strong Growth $119M in 2014 Annual orders nearly doubled in 4 years Leading Industry Positions Robust Operating Cash Flows Strong Order Activity

© 2015 Chart Industries, Inc. All rights reserved. 4 Integrity Built on Past Performance Unique Business Portfolio Dynamic Global Strategy

© 2015 Chart Industries, Inc. All rights reserved. 5 Driven By Technology Chart is a recognized global brand for the design and manufacture of highly engineered cryogenic equipment used from beginning to end in the liquid gas supply chain. You may never use the products we make, but everyone uses the products we make possible. Innovation Experience Performance We fulfill expectations. We respect our customers and are committed to meeting their needs. Customers rely on our knowledge because we are experts in our field. We are passionate about what we do and dedicated to continuous, innovative development.

© 2015 Chart Industries, Inc. All rights reserved. 6 Delivered Strong Growth Over Last Cycle… +17% CAGR FY 2014 $1.1B FY 2010 $0.6B Orders $0.6B $1.2B +21% CAGR FY 2014 FY 2010 Revenues +31% CAGR $138.2M FY 2014 $47.5M FY 2010 Operating Income

© 2015 Chart Industries, Inc. All rights reserved. 7 …Through Strategic Execution 84% CAGR In LNG Related Sales  Optimized Capacity To Meet Demand Operations Excellence Leveraged Inorganic Growth   

© 2015 Chart Industries, Inc. All rights reserved. 8 Integrity Built on Past Performance Unique Business Portfolio Dynamic Global Strategy

© 2015 Chart Industries, Inc. All rights reserved. 9 Unique Business Portfolio Distribution & Storage (D&S) BioMedical Energy & Chemicals (E&C) Energy Industrial Healthcare Life Sciences In d u st ries Ser v e d

© 2015 Chart Industries, Inc. All rights reserved. 10 Corporate Energy & Chemicals Distribution & Storage BioMedical North America Strategically Located Operations Operating leverage provides the flexibility to size capacity to meet customer needs Europe Asia - Pacific

© 2015 Chart Industries, Inc. All rights reserved. 11 Mission Critical Equipment Provider  Supplier of Brazed Aluminum Heat Exchangers (BAHX), Air Cooled Heat Exchangers (ACHX) and Cold Boxes  Provider of integrated systems for gas processing, LNG and petrochemical applications  Technology leader for over 50 years Highly engineered equipment and systems used in the separation, liquefaction and purification of hydrocarbon and industrial gases for natural gas processing, LNG and industrial gas applications Energy & Chemicals

© 2015 Chart Industries, Inc. All rights reserved. 12 $294MM Backlog at 12/31/14 56% 29% 9% 6% 54% 37% 9% Industry Serving Energy Markets Globally 32% of Total Chart Sales 29% Gross Margin Region Natural Gas Processing/ Petrochemical Industrial Gas LNG United States Asia Middle East ROW Energy & Chemicals E&C FY 2014 Sales of $388.0M FY 2014 Highlights

© 2015 Chart Industries, Inc. All rights reserved. 13 Leading Cryogenic Equipment Provider Designer, manufacturer and service provider of cryogenic solutions for the storage and delivery of cryogenic liquids used in industrial gas and LNG applications  Complete portfolio of cryogenic distribution and storage equipment  Leading innovator in cryogenic packaged gas and MicroBulk systems  Over 20 years of experience in LNG applications Distribution & Storage

© 2015 Chart Industries, Inc. All rights reserved. 14 Diversified Product Portfolio 49% of Total Chart Sales $328MM Backlog at 12/31/14 41% 36% 13% 5% 5% 44% 29% 20% 7% D&S FY 2014 Sales of $578.8M 28% Gross Margin Distribution & Storage LNG Manufacturing/ Fabrication Asia Europe ROW United States Industry Region Food/ Beverage Electronics Healthcare FY 2014 Highlights

© 2015 Chart Industries, Inc. All rights reserved. 15 Innovative Solution Provider Healthcare, life science and environmental product lines built around our core competencies in cryogenics and gas processing, but with a focus on the users of cryogenic liquids and gases  End to end provider of respiratory therapy equipment  Set the standard for storage of biological materials at low temperatures  Reliable, high quality solutions for environmental market applications BioMedical

© 2015 Chart Industries, Inc. All rights reserved. 16 Serving Growing Global End Markets 19% of Total Chart Sales 65% 29% 6% 39% 15% 34% 12% BioMed FY 2014 Sales of $226.1M $18MM Backlog at 12/31/14 36% Gross Margin BioMedical Asia Europe ROW United States Environmental Life Sciences Healthcare Industry Region FY 2014 Highlights

© 2015 Chart Industries, Inc. All rights reserved. 17 Current Challenges  Compressed spread between gas and oil prices  Delayed investments in natural gas equipment Energy Environment Currency Headwinds  Translation impact due to strong U.S. dollar  Currency advantage for our foreign competitors How we are addressing challenges  Implemented cost reductions in down segments  Continue to closely monitor end markets and order activity to respond appropriately  Focus on Operations Excellence

© 2015 Chart Industries, Inc. All rights reserved. 18 Integrity Built on Past Performance Unique Business Portfolio Dynamic Global Strategy

© 2015 Chart Industries, Inc. All rights reserved. 19 Dynamic Global Strategy Maximize LNG Opportunity  Expand Industrial Gas Offerings Innovation Through Technology Pursue New Growth Opportunities   

© 2015 Chart Industries, Inc. All rights reserved. 20 Expand Industrial Gas Offerings Global Strategy  BAHX manufacturing in China  Best-in-Industry delivery  Competitive pricing  Target developing areas where growth potential is greater than regional GDP  New product offerings  Expand footprint in Latin America Distribution & Storage Energy & Chemicals

© 2015 Chart Industries, Inc. All rights reserved. 21  Standardized small and midscale LNG plants  Expand our integrated system offerings  Capture floating liquefaction (FLNG) opportunities Maximize LNG Opportunity  Target R&D efforts on developing markets  Customer partnerships to develop joint solutions  Enhance engineering and project management capabilities Distribution & Storage Energy & Chemicals Global Strategy

© 2015 Chart Industries, Inc. All rights reserved. 22 Innovation Through Technology Companion® 5 Stationary Concentrator ISO Intermodal Container Global Strategy  New industrial products  Continued investment in LNG product offerings  Accelerated new product introduction  Improve portable oxygen concentrators  IPSMR® liquefaction technology  Continuous BAHX innovation BioMedical Distribution & Storage Energy & Chemicals Process System

© 2015 Chart Industries, Inc. All rights reserved. 23 Pursue New Growth Opportunities Inorganic Vertical Integration Global Strategy Organic Technology Capability Capital Investments Research & Development Distribution Channels

© 2015 Chart Industries, Inc. All rights reserved. 24 $104M Cash at 12/31/14 $450M Revolving Credit Facility Well Positioned For Continued Growth 2.10x Current Ratio* Future Growth Significant Liquidity Solid Balance Sheet 19% Debt / Capital %** Source: Capital IQ **Total Debt (ST + LT Debt) / Total Capital (Common Equity + Minority Interest + Total Debt) as of 12/31/2014 *Total Current Assets / Total Current Liabilities as of 12/31/2014

© 2015 Chart Industries, Inc. All rights reserved. 25 Why Invest In Chart?  Stable Industrial Gas business  Growing BioMedical opportunities  High growth opportunities through long term build out of LNG  Selling to a wide range of global industries Well Diversified Business Proven Track Record Investing for Continued Growth  Strategic goals to expand current platform and increase profitability  Pursuing organic and inorganic growth opportunities  Market leadership through quality and innovation  Doubling of sales in 4 year time frame Conclusion